Exhibit 10.22

AMENDMENT

TO

AGREEMENT OF LIMITED PARTNERSHIP

OF

COLE CORPORATE INCOME OPERATING PARTNERSHIP, LP

This AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP (the “Amendment”) of Cole Corporate Income Operating Partnership, LP (the “Partnership”), a limited partnership formed and existing under the Delaware Revised Uniform Limited Partnership Act (as amended from time to time, the “Act”), dated as of April 5, 2013, is hereby entered into by and between Cole Corporate Income Trust, Inc. (f/k/a Cole Credit Office/Industrial Trust, Inc.), a Maryland corporation, as general partner (the “General Partner”), and Cole Corporate Income Advisors, LLC, a Delaware limited liability company (the “Limited Partner”). All capitalized terms used but not otherwise defined herein have the meaning set forth in the LP Agreement (as defined below).

WHEREAS, the General Partner and the Limited Partner formed the Partnership by filing the Certificate of Limited Partnership of Cole Office/Industrial Operating Partnership, LP, with the Secretary of State of the State of Delaware (the “Secretary of State”) on April 22, 2010, and entering into the Agreement of Limited Partnership Agreement of Cole Office/Industrial Operating Partnership, LP, on April 29, 2010, effective as of April 22, 2010 (the “Original LP Agreement”);

WHEREAS, the General Partner filed an Amendment to the Certificate of Limited Partnership in the office of the Secretary of State on August 25, 2010, changing the name of the Partnership to “Cole Corporate Income Operating Partnership, LP” and reflecting that the name of the General Partner had been changed to “Cole Corporate Income Trust, Inc.”;

WHEREAS, on or about August 25, 2010, the General Partner and the Limited Partner entered into an Agreement of Limited Partnership of the Partnership (the “LP Agreement”) to reflect the name changes set forth above;

WHEREAS, the LP Agreement was incorrectly made effective as of April 29, 2010 and failed to reflect that the LP Agreement amended and restated the Original LP Agreement and replaced the Original LP Agreement in its entirety; and

WHEREAS, the General Partner and the Limited Partner desire to amend the LP Agreement to correct the errors set forth above.

NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, the General Partner and the Limited Partner hereby agree to amend the LP Agreement as follows:

1. The LP Agreement is hereby amended by deleting the phrase “effective as of the 29th day of April, 2010” from the preamble and inserting “dated as of August 25, 2010” in lieu thereof.

2. The LP Agreement is hereby amended by deleting the recitals in their entirety and replacing them with the following:

“WHEREAS, the General Partner and the Original Limited Partner entered into an Agreement of Limited Partnership Agreement of the Partnership on April 29, 2010, effective as of April 22, 2010 (the “Original LP Agreement”);

WHEREAS, the General Partner filed an Amendment to the Certificate (the “Certificate of Amendment”) in the office of the Secretary of State of the State of Delaware on the date hereof to change the name of the Partnership to “Cole Corporate Income Operating Partnership, LP” and reflect that the name of the General Partner has been changed to “Cole Corporate Income Trust, Inc.”; and

WHEREAS, the parties desire to enter into this Agreement to (a) set forth the terms and conditions under which the Partnership will be operated as well as the rights, obligations and limitations of the General Partner and the Limited Partners with respect to each other and the Partnership as a whole, (b) reflect the change of the name of the Partnership pursuant to the Certificate of Amendment, and (c) amend and restate the Agreement of Limited Partnership dated as of April 29, 2010 and effective as of April 22, 2010 in its entirety.

NOW, THEREFORE, BE IT RESOLVED, that in consideration of the agreements and obligations hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the General Partner and the Original Limited Partner, by execution of this Agreement, hereby continue the Partnership as a limited partnership, without dissolution, in accordance with the Act and the Original LP Agreement, and hereby agree to, and hereby do, amend and restate the Original LP Agreement as follows:”

3. Binding Effect. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflicts of laws rule or principle that might refer the governance or construction of this Amendment to the law of another jurisdiction.

5. Effect on Agreement. Except as amended by this Amendment, all other provisions of the LP Agreement shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned, intending to be legally bound hereby, has duly executed this Amendment as of the date first written above.

GENERAL PARTNER

COLE CORPORATE INCOME TRUST,
INC., a Maryland corporation

By: /s/ John Pons
Name: John M. Pons
Title: Authorized Officer

LIMITED PARTNER

COLE CORPORATE INCOME
ADVISORS, LLC, a Delaware limited liability company

By: /s/ John Pons
Name: John M. Pons
Title: Executive Vice President